UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 24, 2001
                                 Date of Report
                        (Date of earliest event reported)



                                  Novell, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                      0-13351                    87-0393339
(State or other jurisdiction     (Commission File             (IRS Employer
   of incorporation)                 Number)              Identification Number)



                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 429-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On September 21, 2001, Novell, Inc. (the "Registrant") issued a press release announcing an extension of a stock repurchase program. A copy of the press release issued by the Registrant on September 21, 2001 concerning the program is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

20.1 Press Release of Registrant, dated September 21, 2001, announcing Registrant's extension of a stock repurchase program.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             Novell, Inc.
                                                   ----------------------
                                                             (Registrant)
Date: September 24, 2001                        By   /s/    BETTY DEPAOLA
                                                   ----------------------
                                                              (Signature)
                                            Assistant Corporate Secretary
                                           ------------------------------
                                                                  (Title)









                                  EXHIBIT INDEX

Exhibit Number    Description of Document
20.1              Press Release of Registrant, dated September 21, 2001,
                  announcing Registrant's extension of a stock repurchase program.